                                                                   Exhibit 99.3


THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS.


                              FTI Consulting, Inc.
                          ____________________________

                             STOCK PURCHASE WARRANT

                                    Series A
                          ____________________________

                                February 4, 2000

    1. GRANT. FTI Consulting, Inc., a Maryland corporation (hereinafter, the Company), for value received hereby grants to ___________________, a ________ corporation or its registered assigns (hereinafter, Holder), or its nominee, under the terms herein, the right to purchase ________ of the fully paid and non-assessable shares of the Company's authorized but unissued $.01 par value common stock (the Common Stock). The Common Stock shares issuable under this Warrant are sometimes hereinafter referred to as the Warrant Shares. The number of Warrant Shares stated above is subject to certain anti-dilution and other adjustments as set out below.

    2. INVESTMENT AGREEMENT. This Warrant and three (3) other Series A stock purchase warrants dated the date hereof, issued by the Company (the Related Warrants), have been issued under the terms of an Investment and Loan Agreement among the Company, the Holder and certain other parties, dated this date (the Investment Agreement). This Warrant and the Related Warrants evidence the obligation of the Company to issue shares of its Common Stock, in the aggregate, corresponding to 8.5% of all Common Stock, calculated as of the date of Closing and subject to reduction under the circumstances set out herein. The Holder is entitled to the benefits of the Investment Agreement and all of the exhibits thereto, and reference is made thereto for a description of the rights and remedies thereunder. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Investment Agreement.

    3. TERM. The right to exercise this Warrant shall expire on the tenth (10th) anniversary of the date of Closing.

    4. EXERCISE PRICE. The exercise price of this Warrant shall initially be Four and Seven Sixteenths Dollars ($4.4375) per share, with such price being subject to adjustment from time-to-time as provided herein.

    5. DEBENTURE REPAYMENT OR WARRANT EXERCISE PRIOR TO FEBRUARY 3, 2004.

        (a) ADJUSTMENTS FOR EARLY REPAYMENT OF THE DEBENTURES. If the Company repays in full all of the Loan prior to February 3, 2004, the number of Warrant Shares then in effect shall, upon such repayment, be reduced to equal the product of the number of Warrant Shares in effect immediately prior to such repayment, multiplied by the Applicable Percentage

(expressed as a decimal fraction), corresponding to the date of such repayment in the table below.

                                            Applicable
Repayment Date:                             Percentage
---------------                             ----------
Prior to 02/03/02                              70.59%
2/03/02 through 02/02/03, inclusive            82.35%
02/03/03 through 02/02/04, inclusive           94.12%
 02/03/04 and later                           100.00%

        (b) WARRANT EXERCISE DURING EARLY REPAYMENT PERIOD. If this Warrant is exercised before the earlier of (i) February 3, 2004, or (ii) the full and indefeasable repayment of the Loan, the number of Warrant Shares issuable hereunder shall equal the product of the number of Warrant Shares in effect immediately prior to such exercise, multiplied by the Applicable Percentage corresponding to the date of such exercise in the table above, and the Company shall issue and deliver to the Holder (in addition to such Warrant Shares) a replacement stock purchase warrant. If such replacement warrant is exercised before the earlier of February 3, 2004 or the full and indefeasible repayment of the Loan, it then will only be exercisable for such additional shares of Common Stock (if any) which the Holder would have been entitled to receive under this Warrant if it had been exercised on the same date as the exercise of such replacement warrant, and the Company shall issue and deliver to the Holder (in addition to such Warrant Shares) another replacement stock purchase warrant; otherwise such replacement warrants shall have the same terms as this Warrant, and shall be included within the definition of Warrant in the Agreement. If such replacement warrant is exercised after February 3, 2004 or the full and indefeasible repayment of the Loan, it then will be exercisable for such additional shares of Common Stock (if any) which the Holder would have been entitled to receive under this Warrant if it had been exercised on the same date as the exercise of such replacement warrant. All shares of Common Stock issuable under such replacement warrant shall be included within the definition of Warrant Shares for all purposes herein.

    6. ANTI-DILUTION AND OTHER ADJUSTMENTS.

        (a) ISSUANCE OF ADDITIONAL STOCK; DECREASE IN EXERCISE PRICE. Whenever the Company issues or sells any Additional Stock (as hereinafter defined) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, upon such issuance or sale the Exercise Price shall decline to equal the quotient obtained by dividing the sum of (i) the product of the number of shares of Common Stock issued and outstanding (or deemed to be issued, as hereinafter provided) immediately prior to such issuance or sale, multiplied by the Exercise Price in effect immediately prior to such issuance or sale, plus (ii) the net consideration received for such issuance or sale, as the dividend, by the number of shares of Common Stock issued and outstanding (or deemed to be issued) immediately after such issuance or sale, as the divisor. The foregoing is represented by the equation as follows:

                                N = (AO+C) / B

wherein

     N = the Exercise Price to be in effect immediately after the subject issuance or sale;

     O = the Exercise Price as in effect immediately prior to such issuance or sale;

     A = the number of shares of Common Stock issued and outstanding (or deemed to be issued) immediately before such issuance or sale;

     B = the number of shares of Common Stock issued and outstanding (or deemed to be issued) immediately after such issuance or sale;

     C =  the net consideration received for such issuance or sale.

        (b) INCREASE IN NUMBER OF WARRANT SHARES; LIMIT ON INCREASE. Whenever the Exercise Price declines according to the equation set out above, the number of Warrant Shares shall increase to equal the quotient obtained by dividing (i) the product of the initial Exercise Price and the initial number of Warrant Shares by (ii) the reduced Exercise Price as the divisor. Notwithstanding the foregoing, the aggregate number of Warrant Shares issuable at any time hereunder and under each of the Related Warrants shall never be increased above 19.9% of the number of Warrant Shares of the Company's Common Stock actually outstanding at closing, subject in all cases to adjustment for stock splits, reverse splits and stock dividends.

        (c) ADDITIONAL STOCK. For purposes hereof, Additional Stock shall mean any Common Stock issued or deemed, according to subparagraphs (d) and (e) hereof, to be issued after the date hereof, or Common Stock issuable upon the exercise of any debt or equity securities convertible into shares of Common Stock, other than (i) Common Stock issued upon the exercise of this Warrant or the Related Warrants, (ii) Common Stock issued by the Company as a stock dividend on, or upon the subdivision or combination of, the outstanding shares of Common Stock for which adjustment is made pursuant to paragraph 6(i) hereof, and (iii) up to 847,850 shares of Common Stock issued after the date hereof to management, directors, consultants or employees of the Company pursuant to the Company's 1997 Stock Option Plan and up to 254,907 shares of Common Stock issued after the date hereof pursuant to the Company's 1997 Stock Purchase Plan(collectively, "Plan Shares"), except for any Plan Shares with respect to which the exercise price shall after the original date of issuance of the relevant option or other right to purchase be reduced.

        (d) OPTIONS AND WARRANTS. If the Company shall at any time other than pursuant to this Warrant or the Related Warrants, issue or grant any options or rights to subscribe for or to purchase Common Stock, all shares of Common Stock which the holders of such options or rights shall be entitled to subscribe for or to purchase thereunder shall be deemed to be issued as of the date of the issuing or granting of such options or rights; and the minimum aggregate consideration specified in such options or rights for the shares covered thereby, plus the cash consideration, if any, received by the Company for the issuance of such options or rights, shall be deemed to be the consideration actually received by the Company for the issuance of such shares; after any adjustment to the number of Warrant Shares, the Exercise Price upon the issuance or grant of any such options or rights, no further such adjustment shall be made upon the actual issuance of Common Stock upon exercise thereof.

        (e) CONVERTIBLE SECURITIES. If the Company shall at any time other than pursuant to this Warrant issue any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, then such issuance shall be deemed to be an issuance (as of the date of issue of such stock or obligations) of the total maximum number of shares of Common Stock necessary to effect the exchange or conversion of all such stock or obligations. The amount received or receivable by the Company in consideration for the issuance of such stock or obligations (deducting therefrom any commissions or expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, such issuance), plus the minimum aggregate amount of premiums, if any, payable to the Company upon exchange or conversion, shall be deemed to be the consideration actually received by the Company for such Common Stock; after any adjustment to the number of Warrant Shares, the Exercise Price upon the issuance of any such stock or obligation, no further such adjustment shall be made upon the actual issuance of Common Stock upon the conversion or exchange of such stock or obligations.

        (f) CALCULATION OF CONSIDERATION. In the case of an issuance of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the net proceeds received for such shares, deducting therefrom any commissions or expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issue of such shares; provided, however, that in any such case where the shares of Stock so issued are part of a unit or combination of securities of the Company consisting of one or more shares of Common Stock and other securities of the Company, if the amount of the cash consideration received by the Company for the Stock so issued is not determinable at the time of such issuance, such amount shall be deemed to be such portion of the total cash consideration received by the Company for such units or combinations as reasonably determined in good faith by the Company's Board of Directors, regardless of the accounting treatment thereof by the Company.

        (g) NON-CASH CONSIDERATION. In the case of an issuance (other than as a dividend of other distribution on any Common Stock or upon conversion or exchange of other securities of the Company) of shares of Additional Stock for a consideration part or all of which shall be other than cash, the amount of such consideration other than cash shall for purposes of this Warrant be the fair market value of such consideration as reasonably determined in good faith by the Company's Board of Directors, regardless of the accounting treatment thereof by the Company.

        (h) RESALE OF TREASURY STOCK. The sale or other disposition of any shares of

Common Stock of the Company or other securities held in the treasury of the Company today, or of any securities resulting from any reclassification or reclassifications of such shares or other securities which were effected while they were held in the treasury of the Company, shall be deemed an issuance thereof; provided, however, that if any such share or other security is sold or disposed of and subsequently re-acquired by the Company, no future sale or other disposition thereof shall be deemed an issuance thereof.

        (i) STOCK SPLIT OR DIVIDEND. In case the shares of Common Stock at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, by stock-split, reverse split or otherwise, or in case shares of Common Stock shall be issued as a stock dividend, the number of Warrant Shares, and the Exercise Price and the numbers of Plan Shares excluded from the definition of Additional Stock pursuant to clause (iii) of subparagraph (c) above, shall each be increased or decreased, as applicable, to the amounts which shall bear the same relation to the number of Warrant Shares, the Exercise Price and the number of Plan Shares in effect immediately prior to such subdivision, combination or stock dividend, as the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately prior to such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately after such subdivision, combination or stock dividend; an adjustment pursuant to this subparagraph shall become effective immediately after the effective date of such subdivision, combination or stock dividend, retroactive to the record date (if any) for such subdivision, combination or stock dividend.

        (j) ADJUSTMENT FOR INITIAL ERRORS. The number of Warrant Shares specified in paragraph 1 above, was calculated upon the Company's representation of the amount of outstanding Common Stock on a "Partially Diluted Basis" as of Closing, meaning that the full exercise of this Warrant and all Related Warrants is intended to result in the holders thereof receiving Common Stock constituting a particular percentage of the Company's equity securities, calculated with reference to (i) all shares of capital stock outstanding immediately following the Closing, (ii) all shares issuable upon conversion of convertible debt instruments outstanding immediately following the Closing, (iii) one half of the shares issuable upon the exercise of options issued to Messieurs Policano and Manzo in connection with the Acquisition, (iv) all other options, warrants, other rights to purchase the Company's capital stock, and all other common stock equivalents, outstanding immediately following the Closing, the consideration for the issuance or sale of which is less than $__________. If for any reason it shall hereafter be determined that such representation is incorrect and the actual amount of such Common Stock corresponding to such percentage is greater or less than as specified in paragraph 1, then the Company or the Holder (whichever shall discover such error) shall notify the other of such determination and the Company shall forthwith reissue this Warrant, with an appropriate proportional adjustment in the number of Warrant Shares to be effective from the date hereof.

        (k) MERGER. In case of any capital reorganization, or any reclassification of the Common Stock of the Company, or in case of any consolidation of the Company with or the merger of the Company into any other entity (other than a consolidation or merger in which the Company is the surviving entity) or in case of the sale of all or substantially all the properties and assets of the Company to any other entity, this Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable upon the terms and conditions specified herein, for the number of shares of stock or other securities or property of the Company, or of the other entity resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, which the holder of this Warrant would have been entitled to receive, under the terms of such reorganization, reclassification, consolidation, merger or sale, if this Warrant had been exercised in full prior to such reorganization, reclassification, consolidation, merger or sale. In any such case, if necessary, the provision set forth in this Warrant with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subparagraph. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the surviving entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets, shall assume, by written agreement executed and delivered to the Company, the obligation to deliver to the Holder such shares of stock, securities or assets to which in accordance with the foregoing provisions, such Holder may be entitled, as well as any other obligations arising under this Warrant.

        (l) DIVIDENDS IN KIND. If prior to the exercise hereof the Company shall declare a dividend upon Common Stock payable other than from earnings or earned surplus or payable other than in shares of Common Stock or stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the holder of this Warrant shall, upon exercise hereof in whole or in part, be entitled, in addition to the shares of Common Stock deliverable upon such exercise, to the cash, stock or other securities or property which Holder would have received as dividends if continuously since the date hereof such Holder (i) had been the holder of record of the Common Stock deliverable upon such exercise, and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of such Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this subparagraph, a dividend payable other than in cash shall be considered to be payable from earnings or earned surplus only to the extent that such earnings or earned surplus shall be charged in an amount equal to the fair value of such dividend as reasonably determined in good faith by the Company's Board of Directors.

        (m) ADJUSTMENTS TO NUMBERS OF OTHER SECURITIES. If as a result of any provision of this Warrant the Holder shall become entitled to acquire any securities of the Company other than or in addition to Common Stock, the number or amount of such other securities to which the Holder is entitled shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions applicable to the number of Warrant Shares, and the provisions of this paragraph with respect thereto shall apply as nearly as may be practicable to such other securities.

        (n) DE MINIMIS. Anything in this paragraph to the contrary notwithstanding, no adjustment shall be made hereunder in any case where the increase in the number of Warrant

Shares would be less than 1 share of Common Stock; but in such case any adjustment that would otherwise be made shall be delayed and the adjustment shall be made only after the next issuance or deemed issuance of Additional Stock which, together with any and all such issuances, shall entitle Holder to receive at least one (1) whole additional share of such stock.

        (o) CHANGES TO OPTIONS AND CONVERTIBLE SECURITIES. Upon any change to the consideration specified in any option or right described in subparagraph
(d), above for the Common Stock issuable thereunder, or to the rate of conversion or exchange specified in any stock or obligation described in subparagraph (e) above, in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Exercise Price and number of Warrant Shares, the Exercise Price and number of Warrant Shares then in effect shall forthwith be readjusted to the Exercise Price and number of Warrant Shares which would have been in effect if the adjustments made upon the original issuance or grant thereof had been made on the basis of such consideration or rate as so changed.

        (p) EXPIRATION OF OPTIONS; RETIREMENT OF CONVERTIBLE SECURITIES. Upon the expiration or lapse of options or rights described in subparagraph (d) above in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Exercise Price and number of Warrant Shares, the Exercise Price and number of Warrant Shares then in effect shall forthwith be readjusted to the Exercise Price and number of Warrant Shares which would have been in effect if the adjustments made upon the original issuance or grant of such options or rights had excluded from the calculation of Common Stock issued and outstanding (or deemed issued) immediately after such issuance or grant, all Common Stock which the holders of such expired or lapsed options or rights had been entitled to acquire thereunder, and had excluded from the calculation of consideration deemed to have been received by the Company, the consideration specified in such options or rights for the Common Stock covered thereby. Upon the retirement without conversion or exchange of obligations described in subparagraph (e) above in any case where the issuance thereof had previously been the basis for an adjustment of the Exercise Price and number of Warrant Shares, the Exercise Price and number of Warrant Shares then in effect shall forthwith be readjusted to the Exercise Price and number of Warrant Shares which would have been in effect if the adjustments made upon the original issuance of such obligations had excluded from the calculation of Common Stock issued and outstanding (or deemed issued) immediately after such issuance, all Common Stock which the holders of such retired obligations had been entitled to acquire thereunder, and had excluded from the calculation of consideration deemed to have been received by the Company, all consideration deemed, by the terms of subparagraph (f), to have been received for such retired obligations.

    7. COVENANTS AS TO PAR VALUE, AUTHORITY, PREEMPTIVE RIGHTS AND CHARGES. If at any time the per share exercise price of this Warrant shall be less than the par value of one share of Common Stock, the Company shall take such action as shall be necessary to reduce such par value to an amount less than the per share exercise price of this Warrant. The Company shall take such action as shall be necessary to maintain the authority to issue validly, upon exercise hereof according to the terms herein, the number of shares of Common Stock provided herein, and shall cause such shares, upon payment of the Exercise Price, to be fully paid, free of preemptive rights and free from all taxes, liens, security interests and charges with respect to the issuance thereof.

    8. NOTICE OF STOCK SALES AND OTHER ADJUSTMENTS. Whenever there is an issuance or sale of Additional Stock, the Company shall promptly place on file at the Company's principal office a certificate signed by its Chief Financial Officer stating the per-share price applicable to the transaction, a detailed calculation of such price, the number of shares of Common Stock sold or issued, the consideration received, and all fees and expenses incurred, and further describing the transaction in detail and the adjustments (if any) to the Exercise Price and the number of Warrant Shares resulting therefrom; and cause a copy of such certificate to be sent to the Holder. Whenever the number of Warrant Shares or the Exercise Price shall change other than upon the issuance of Additional Stock, the Company shall promptly notify the Holder in writing of such change and deliver to Holder a statement setting forth the number of Warrant Shares and the Exercise Price after such adjustment(s), and a brief statement of the facts requiring such adjustment(s) and the computation by which such adjustment(s) was made.

    9. EXERCISE PROCEDURE.

        (a) UNCONDITIONAL SUBSCRIPTION. This Warrant may be exercised in whole or from time-to-time in part by presenting it and tendering the aggregate Exercise Price to the Company at its address specified in the Investment Agreement in legal tender or by the U.S. Federal Reserve wire system, by bank's, cashier's or certified check or by the notice described in paragraph 10 below, along with written subscription substantially in the form of Exhibit 9.00 hereof. The date on which this Warrant is thus presented, accompanied by tender or payment as hereinbefore or hereinafter provided, is referred to herein as the Exercise Date. In the case of any partial exercise hereof, each respective date of such presentment and tender or payment shall be the Exercise Date with respect to the relevant number of Warrant Shares. The Company shall on each Exercise Date at its expense (including the payment of issue taxes), issue and deliver the proper number of shares of Common Stock, and such shares shall be deemed validly issued for all purposes as of the opening of business on the relevant Exercise Date regardless of any delay in the actual issuance.

        (b) CONDITIONAL EXERCISE. This Warrant may also be exercised in whole or from time-to-time in part conditionally in contemplation of the future consummation of one or more transactions, by presenting it and tendering the aggregate Exercise Price in the manner specified in subparagraph (a) above, along with a notice clearly stating the conditional nature of the exercise, specifying the conditions precedent to the exercise in reasonable detail and the date after which the exercise shall be deemed withdrawn if such conditions remain unsatisfied, and otherwise containing the information called for in
Exhibit 9.00. Upon such presentment, tender and notice, if the specified conditions are satisfied within the specified period without prior revocation of the exercise by Holder, the Company shall forthwith issue and deliver the proper number of shares of Common Stock in the manner described above. In such case, the date on which the last remaining condition was met shall be referred to herein as the Exercise Date, and such shares shall be deemed validly issued for all purposes as of the opening of business on such exercise date, regardless of any delay in the actual issuance. If, on the other hand, after any such presentment, tender and notice, any condition is unsatisfied on the specified date, or if the Holder revokes such exercise in writing prior to the satisfaction of all conditions, the Company shall forthwith return this Warrant and the Exercise Price to the Holder and this Warrant shall be deemed not to have been exercised.

    10. OTHER METHODS OF PAYMENT OF EXERCISE PRICE.

        (a) The Holder at its option may provide the Exercise Price by reducing the number of shares for which the Warrant is otherwise exercisable by the number of shares having fair market value equal to the Exercise Price. In such a case, tender of the Exercise Price shall be effected by Holder's written notice to the Company of such reduction. For purposes hereof, the average of any publicly-reported closing bid and asked prices for the Common Stock on the last ten (10) trading days prior to the Exercise Date, shall be deemed to be the fair market value of the Common Stock.

        (b) The Holder may at its option provide the Exercise Price or any portion thereof by reducing the principal balance of its Debenture in a corresponding amount. In such a case, tender of the Exercise Price shall be effected by Holder's written notice to the Company of such reduction and delivery of the relevant Debenture, and the Company shall (without charge to the Holder) reissue to the Holder such Debenture with a principal amount equal to the excess of the previous principal amount over the relevant Exercise Price or portion thereof, but otherwise with the text thereof unchanged.

    11. SALE OR EXCHANGE OF COMPANY OR ASSETS. If prior to the exercise in full hereof, the Company sells or exchanges all or substantially all of its assets, or all or substantially all the outstanding Common Stock is sold or exchanged to any party other than the Holder, then the Holder at its option may receive upon exercise hereof, in lieu of the Warrant Shares, such money or property it would have been entitle to receive if this Warrant had been exercised in full prior to such sale or exchange.

    12. RESALE OF WARRANT OR SHARES. Neither this Warrant nor any Warrant Shares, have been registered under the Securities Act of 1933 as amended, or under the securities laws of any state. Neither this Warrant nor any shares when issued may be sold, transferred, pledged or hypothecated in the absence of (i) an effective registration statement for this Warrant or the shares, as the case may be, under the Securities Act of 1933 as amended and such registration or qualification as may be necessary under the securities laws of any state, or
(ii) an opinion of a counsel reasonably satisfactory to the Company (which shall include, without limitation, staff counsel of any Holder which is a Qualified Institutional Buyer, Dickstein Shapiro Morin & Oshinsky LLP, Piper Marbury Rudnick & Wolfe L.L.P. or Chapman and Cutler) that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the shares issued upon exercise hereof prior to said registration and qualification of such shares to bear, the following legend:

       The shares evidenced by this certificate have not been registered under the Securities Act of 1933 as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

    13. TRANSFER. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder with written notice substantially in the form of Exhibit 13.00 hereof, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

    14. PARTIAL EXERCISE AND PARTIAL ASSIGNMENT.

        (a) PARTIAL EXERCISE. If this Warrant is exercised in part only, upon such exercise according to the terms hereof (including the surrender of this Warrant instrument), in addition to other acts required herein in such case, the Company shall (without charge to the Holder) reissue to the Holder this Warrant with the number of Warrant Shares specified as the number in respect of which this Warrant shall not have been exercised, but otherwise with the text hereof unchanged.

    (b) PARTIAL ASSIGNMENT. Subject to and in accordance with the transfer restrictions referred to in the legend provided hereon and Section 14.2 of the Investment Agreement, this Warrant may be assigned in whole or in part. Such an assignment shall be made by surrendering this Warrant to the principal office of the Company in Annapolis, MD with the assignment form at the end hereof or another appropriate form of assignment duly executed. If this Warrant is being assigned in whole and Holder hereof previously has not partially exercised this Warrant, the assignee shall receive a new Warrant (registered in the name of such assignee or its nominee) which new Warrant shall cover the number of Warrant Shares assigned. If this Warrant is being assigned in part and the Holder hereof previously has not partially exercised this Warrant, the assignor and assignee shall each receive a new Warrant (which, in this case of the assignee, shall be registered in the name of the assignee or its nominee) which new Warrants shall cover the number of Warrant Shares not so assigned and the number of Warrant Shares assigned, respectively. If this Warrant is being assigned in whole and the holder hereof has previously partially exercised this Warrant, the assignee shall receive a new Warrant (registered in the name of assignee or its nominee), which new Warrant shall cover the number of shares so assigned. If this Warrant is being assigned in part and the Holder hereof previously has partially exercised this Warrant the assignor and assignee shall each receive a new Warrant (which, in the case of the assignee, shall registered in the name of the assignee or its nominee), each of which new Warrants shall cover the number of Warrant Shares not so assigned and in respect of which no such exercise has been made in the case of the assignor, and the number of Warrant Shares so assigned in the case of the assignee.

        (c) In the case of any replacement or reissued Warrant provided herein, the relevant instrument shall be included within the definition of Series A Warrants and Warrants under the Agreement for all purposes.

    15. CLOSING OF BOOKS. The Company shall not close its transfer books against the transfer of this Warrant or any Common Stock or other securities issuable upon the exercise of this Warrant in any manner which interferes with the exercise of this Warrant.

    16. REPLACEMENT OF WARRANT. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction), in case the Holder is not a Qualified Institutional Buyer pursuant to the Securities Act, if required by the Company), upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

    17. SECURITIES COMPLIANCE REPRESENTATION. The Holder by its acceptance hereof acknowledges that this Warrant is not registered under any federal or state securities laws and may not be transferred except pursuant to registration or exemption therefrom, and covenants that the Holder will not distribute the same in violation of any state or federal law or regulation.

    18. NOTICE. Any notice or other communication required by this Warrant to be given to the Holder shall be provided according to the notice provisions in the Investment Agreement.

    19. CHOICE OF LAW. This Warrant shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the substantive laws of the jurisdiction of the Company's incorporation, without regard to its principles of conflicts of law.

    20. Waiver of Jury Trial. THE COMPANY WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS WARRANT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. THE COMPANY ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS WARRANT AND THAT THE HOLDER WOULD NOT EXTEND ANY FUNDS UNDER THE LOAN DOCUMENTS IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS WARRANT. THE COMPANY ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE COMPANY AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

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

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf by its undersigned officer, and its corporate seal to be hereunto affixed, as of the date first above written.

                             FTI Consulting, Inc.

Witness:                                 By:
         -----------------------             ---------------------
Name:

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